Exhibit 99.1

seven stars cloud investor presentation q4 2017 nasdaq: ssc

Disclosure This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward-looking statements.’ Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission’s Regulation S-X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (“GAAP”), and which may be deemed to be non-GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. 2

Who We Are Seven Stars Cloud (SSC) is aiming to become a global leader in providing next-generation Artificial-Intelligent (AI) & Fintech Powered, Supply Chain + Digital Finance Solutions 3

Investment Highlights •? Innovative model helping businesses enhance and unlock operational and capital value from both the supply chain and real assets •? Scalability across vertical industry sectors through strategic partnerships •? Current valuation offering a compelling investment opportunity •? Highly experienced management team 4

Market Focus #1 – Energy & Commodities 2016: Combined $415 trillion in trading volume 5

Source: World Energy Outlook, IEA Market Focus #2 – Global Exhibition Starting with China; Expanding to U.S., Germany & Singapore in 2018 China 2016: Canton Fair: 540 Billion RMB in 15 trading days CCPIT (China Council for the Promotion of Int’l Trade): 20+ week long exhibitions with over 200 Billion RMB in sales 6

Market Focus #3 – Intellectual Property TV & Film Markets (as an example)

The Problem Inefficiencies and hurdles currently exist in the energy, commodity, global exhibition & Intellectual Property markets 8

The Solution Improve supply chain efficiency, reduce costs and maximize profit through digital finance Brain: AI + Blockchain powered trading platform Part of the BBD Digital Finance Group JV; (similar businesses to Palantir); Platform for Index, ETF, Derivatives, Issuance & Exchange; Supported by “ABCD” Technology (A:AI, B: Blockchain, C: Cloud Computing, D: Data Left Heart: Intelligent Supply Chain Management & Finance 2 AI-integrated 10-module commerce platforms for energy + big commodity (TPaaS) and inventory exhibition and virtualization for cross-border trading, consumer electronic products, automobiles, & Intellectual Property (VPaaS) Right Heart: Digital Financing Solutions: ABST (Asset Backed Securitization + Tokenization) Helps businesses transform real assets to digital assets for ABS Risk Management, Risk Mitigation & Hedging 9

SSC Ecosystem One Brain & Two Hearts Issue first then Trade Securitized Real Assets are derived from: 1.Commodity Markets 2.Currency Markets 3.Credit Markets 10

The Energy & Commodities Business Chain What the current industry landscape is like Operations SSC offers value added services to these business & finance segments 11

Brain: AI + Blockchain Powered Trading Platform (BBD Finance Group JV) •? Exchange Platform of Indexes, ETFs and other derivatives •? Focused on SSC’s Market #1: Energy & Commodities (global market size of approximately $330 trillion in 2016 for index and futures trading) •? Revenue model based on fees and arbitrage •? Supported by “ABCD” Technology (A:AI, B: Blockchain, C: Cloud Computing, D: Data) •? Dr. George Yuan will serve as both Chief Risk Officer and Chief Engineer of BBD Finance Group. Dr. Yaun has prior risk management experience at Deloitte China, KPMG LLP (USA) and TXU Energy Trading (Dallas, TX). •? By leveraging BBD’s technology, BBD Finance Group will look to capitalize on commodity and energy provider’s needs for more precise risk management services, more informed operational planning and more strategic decision-making, specifically as they all relate to the trading of indexes, ETFs and derivatives. 12

Two Hearts Business & Service Overview Left Heart: Intelligent Supply Chain Management & Supply Chain Finance Right Heart: Intelligent Digital Finance Platform + ABST Value Add to Clients •? Increase Cost Efficiency •? Improve Productivity •? Reduce Time and Space Constraints •? Simplify Transactional Operations •? Increase Global Reach •? Provide Additional Revenue Opportunities •? Reduce Capital Constraints •? Expand Funding Opportunities Revenue Model for SSC •? Transactional Revenue Share Model •? Exchange Revenue Through Arbitrage •? Profit From Securitization Fees 13

Left Heart: The Value of TPaaS (Transactional) + VPaaS (Visual); PaaS = Platform as a Service The business ecosystem on the operations, exhibition and transactional side Seller/Supply -? Slow in matching -? buyers to sellers High inventory and exhibition -? costs Order and payment process Agent/Middleman not always optimal and -? efficient High Agent/ Middleman costs reduce full profit margin potential Buyer/Demand for seller 14

-? Eliminate the need for a middle man through -? online platform Intelligent matching process with AI -? technology Ability to reduce costs and -? improve margins Cost and time saving exhibition and virtualization capabilities through VR technologies Seller/Supply Buyer/Demand Left Heart: Intelligent Supply Chain Management - (TPaaS) Presently Serving Energy & Commodity Markets 15

Left Heart: Intelligent Supply Chain Management - (VPaaS) 16

Left Heart: Intelligent Supply Chain Management - Supply Chain Finance 17

Right Heart: Intelligent Digital Finance & ABST Platform Issuance & Exchange 18

Right Heart: The Value of Intelligent Digital Financing Solutions Asset-Based Securitization & Tokenization Traditional Banks & Financial Institutions -? High interests in -? More liquidity -? borrowing -? possibilities Limited financial Higher global -? institution choices reach with Process of funding Capital seeking capital/ -? possibilities funding is lengthy Risk litigation -? Risk litigation & backed by the credit checks are TPaaS & VPaaS often done by the -? platforms -? third party Stronger cash Low financial flow and capital Commodities Trade revenue -? value capabilities Higher profits Company Fund Pool SSC’s AI-Powered ABST based financial platform Commodities Trade Company 19

Partnerships SSC forms partnerships and/or joint ventures with: **************************** 20

Management Team Bruno Wu Executive Chairman & CEO ???Founder, Co-Chairman and CEO of Sun Seven Stars Media Group,?one of Asia’s largest private media and investment corporation ???Sun Seven Stars has a worldwide presence and has billions of USD in?annual sales Shane McMahon Non-Executive Vice-Chairman ???Former Executive Vice President of Global Media at World Wrestling?Entertainment (NYSE:WWE) ???Launched the WWE brand internationally in over 145 countries?and 30 languages 21

Management Team Robert G. Benya Director, President & Chief Revenue Officer ???Former Chief Revenue Officer of RoadRunner High Speed Internet and?Time Warner Cable NYC (TWC) ???Former President & CEO of IN DEMAND?(Pioneer & world leader in?providing transactional entertainment through TV’s most innovative technologies) John F. Wallace Executive Chairman of Digital Financing Business ???Former Chairman of Philadelphia Stock Exchange ???Former Chairman of the Philadelphia Depository Trust and the?Philadelphia Clearing Corp. ???Former Vice Chairman of Nasdaq OMX PHLX Simon Wang CFO ???Former VP of Finance at Beibei.com (e-commerce site for maternal?and childcare products) ???Former Controller of Vip.com (online retailer of branded product?discounts in China) ???Former Senior Financial Manager at Deloitte 22

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